INDEX TO EXHIBITS

  Exhibit
  Number             Description of Document

     3.1*      Certificate of Incorporation, as amended.

     3.2 Certificate of Amendment of Certificate of Incorporation of Box Energy Corporation.

     3.3++     By-Laws as amended.

     4.1*      Form of Indenture Box Energy Corporation to United States
Trust Company of New York, Trustee, dated December 1, 1992,
8 1/4% Convertible Subordinated Notes due December 1, 2002.

     10.1*     Amended and Restated Certificate and Articles of Limited
Partnership of OKC Limited Partnership.

     10.2*     Restatement and Amendment of Gas Purchase Contract dated
July 15, 1982, as amended October 5, 1982 and December 21,
1982 and December 26, 1984.

     10.3*     Assignment of Lease, dated May 26, 1977.

     10.4*     Oil and Gas Lease of Submerged Lands under the Outer
Continental Shelf Lands Act dated July 1, 1967, covering all of Block 89, South Pass Area and East Addition by the United
States of America, as Lessor, dated July 1, 1967, said lease having been assigned to Box Energy Corporation as of April
15, 1992.

     10.5*     Oil and Gas Lease of Submerged Lands under the Outer
Continental Shelf Lands Act dated July 1, 1967, covering all of Block 86, South Pass Area and East Addition by the United
States of America, as Lessor, dated July 1, 1983, said lease having been assigned to Box Energy Corporation as of April
15, 1992.

     10.6*     Oil and Gas Lease of Submerged Lands under the Outer
Continental Shelf Lands Act dated July 1, 1967, covering all of Block 87, South Pass Area and East Addition by the United
States of America, as Lessor, dated September 1, 1985, said lease having been assigned to Box Energy Corporation as of April 15, 1992.

     10.7*     Farmout Agreement with Aminoil USA, Inc., effective May 1,
1977, dated May 9, 1977.

     10.8*     Transportation Agreement with CKB Petroleum, Inc. dated
March 1, 1985, as amended on April 19, 1989.

     10.9*     Agreement of Compromise and Amendment to Farmout Agreement,
dated July 3, 1989.

     10.10 Settlement Agreement with Texas Eastern Transmission Corporation, dated November 14, 1990.

     10.11*    Guarantee of Panhandle Eastern Corporation, dated November
21, 1990.

     10.12*    Bill of Sale and Assumption of Obligations from OKC Limited
Partnership, dated April 15, 1992.

     10.13*    Asset Purchase Agreement, dated April 15, 1992.

     10.14*    1992 Incentive Stock Option Plan of Box Energy Corporation.

     10.15*    1992 Non-Qualified Stock Option Plan of Box Energy
Corporation.

     10.16**   Pension Plan of Box Energy Corporation, effective April 16,
1992.

     10.17#    First Amendment to the Pension Plan of Box Energy
Corporation dated December 16, 1993.

     10.18##   Second Amendment to the Pension Plan of Box Energy
Corporation dated December 31, 1994.

     10.19+    Form of Executive Severance Agreement dated as of December
12, 1995 by and between Box Energy Corporation and key employees.

     10.20+    Form of Letter Agreement regarding severance benefits dated as of December 12, 1995 by and between Box Energy
Corporation and employees not covered by Executive Severance
Agreements.

     10.21*** Amended and Restated Promissory Note between Box Energy Corporation and Box Brothers Holding Company.

     10.22*** Amended and Restated Pledge Agreement between Box Energy Corporation and Box Brothers Holding Company.

     10.23***  Agreement by and between Box Energy Corporation and James A.
Watt.

     10.24     Box Energy Corporation Severance Plan.

     10.25     Box Energy Corporation 1997 Stock Option Plan.

     10.26     Box Energy Corporation Non-Employee Director Stock Purchase
Plan.

     10.27 Form of Executive Employment Agreement effective August 29, 1997, by and between Box Energy Corporation and two executive officers.

     23.1      Consent of Arthur Andersen LLP

     23.2      Consent of Coopers & Lybrand L.L.P.

     27        Financial Data Schedule

     * Incorporated by reference to the Company's Registration Statement on Form S-2 (file number 33-52156) filed with the Commission and effective on December 1, 1992.

     **        Incorporated by reference to the Company's Form 10-K (file number 0-19967) for the fiscal year ended December 31, 1992 filed with the Commission and effective on or about March 30, 1993.

     #         Incorporated by reference to the Company's Form 10-K (file number 0-19967) for the fiscal year ended December 31, 1993 filed with the Commission and effective on or about March 30, 1994.

     ##        Incorporated by reference to the Company's Form 10-K (file number 0-19967) for the fiscal year ended December 31, 1994 filed with the Commission and effective on or about March 30, 1995.

     +         Incorporated by reference to the Company's Form 10-K (file number 0-19967) for the fiscal year ended December 31, 1995 filed with the Commission and effective on or about April 1, 1996.

     ++        Incorporated by reference to the Company's Form 10-K (file number 1-11516) for the fiscal year ended December 31, 1996 filed with the Commission and effective on or about March 31, 1997.

     ***       Incorporated by reference to the Company's Form 10-Q (file number 1-11516) for the fiscal quarter ended June 30, 1997 filed with the Commission and effective on or about August 12, 1997.